UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

Translate Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38550	61-1807780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Hartwell Avenue Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-7361

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	TBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 22, 2020, Translate Bio, Inc., a Delaware corporation (the “Company”), announced the departure of John Schroer, Chief Financial Officer, effective as of December 27, 2020 (the “Separation Date”). The Company’s Board of Directors (the “Board”) will commence a formal search process for the position of Chief Financial Officer for the Company.

(c) On December 21, 2020, the Board appointed Ronald C. Renaud, Jr., the Company’s President and Chief Executive Officer, as the interim Principal Financial Officer. Mr. Renaud, age 51, has served as the Company’s President and Chief Executive Officer and President since November 2014.

There is no arrangement or understanding between Mr. Renaud and any other person pursuant to which Mr. Renaud was selected as an officer. Mr. Renaud has no family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Mr. Renaud and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On December 21, 2020, the Board appointed Robert D. Prentiss as the Company’s interim Principal Accounting Officer. Mr. Prentiss, 49, has served as the Company’s Vice President and Corporate Controller since March 2017, and served as the Director of Finance and Accounting from January 2015 until March 2017. Previously, he served as the Director of Finance and Accounting at Idenix Pharmaceuticals, Inc., a biopharmaceutical company, from August 2011 to September 2014. Mr. Prentiss holds a B.S. in Business Administration, Accounting from Salem State University.

There is no arrangement or understanding between Mr. Prentiss and any other person pursuant to which Mr. Prentiss was selected as an officer. Mr. Prentiss has no family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Mr. Prentiss and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSLATE BIO, INC.

Date: December 22, 2020	By:	/s/ Paul Burgess
Paul Burgess Chief Operating Officer, Chief Legal Officer and Secretary